SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) December 20, 2000


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 6
Index to Exhibit is on Page 3.

ITEM 7.  FINANCIAL STAEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

          99. Monthly Financial Data as of September 30, 2000, October 31, 2000 and November 30, 2000.

ITEM 9.  REGULATION FD DISCLOSURE.

      The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data, as of September 30, 2000, October 31, 2000 and November 30, 2000 attached as Exhibit 99, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.



                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: December 20, 2000              By:
                                          Douglas J. Goddard
                                          Chief Financial Officer


S:/share/account/share/finrptg/mrop/2000/8k1100.doc

                             INDEX TO EXHIBITS

Item                                                              Page

99.   Monthly Financial Information as of September 30, 2000         4
99.   Monthly Financial Information as of October 31, 2000           5
99.   Monthly Financial Information as of November 30, 2000          6



                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month     As of, for the 9 Months
                                 Ended September 30,        Ended September 30,
                                ----------------------    ----------------------
                                  2000       1999             2000       1999
                                            (Dollars in thousands)

AVERAGE INVESTMENTS             $146,439    $201,324       $163,052   $194,247


LOANS

Total Loans and Mortgage-
  Backed Securities           $3,919,402  $3,420,672     $3,919,402 $3,420,672
Loans Originated/Purchased       $60,097    $207,882       $854,884   $745,248
Loans Sold                          $952      $1,549         $5,519   $128,021

Average Rate on Loans
  Originated/Purchased              8.23%       7.03%          7.59%      7.09%
Percentage of Portfolio in
  Adjustable Rate Loans            92.60%      92.02%         92.60%     92.02%
Non-performing Assets
  to Total Assets                   0.25%       0.37%          0.25%      0.37%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,469,000  $1,114,000     $1,469,000 $1,114,000
Reverse  Repurchase
  Agreements                    $321,822    $337,733       $321,822   $337,733


DEPOSITS

Retail Deposits               $1,686,996  $1,528,732     $1,686,996 $1,528,732
Wholesale Deposits              $474,734    $482,229       $474,734   $482,229
                              ----------  ----------     ---------- ----------
                              $2,161,730  $2,010,961     $2,161,730 $2,010,961

Net Increase (Decrease)          $26,907    $(32,964)       $96,649  $(137,922)


AVERAGE INTEREST RATES

Yield on Loans                      8.09%       7.27%          7.72%      7.38%
Yield on Investments                5.83%       5.64%          6.25%      5.35%
Yield on Earning Assets             8.00%       7.17%          7.66%      7.27%
Cost of Deposits                    4.83%       4.18%          4.62%      4.18%
Cost of Borrowings                  6.59%       5.36%          6.20%      5.28%
Cost of Money                       5.63%       4.63%          5.31%      4.59%
Earnings Spread                     2.37%       2.54%          2.35%      2.68%
Effective Net Spread                2.55%       2.80%          2.53%      2.92%





                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month    As of, for the 10 Months
                                  Ended October 31,        Ended October 31,
                                ----------------------    ---------------------
                                  2000       1999           2000       1999
                                            (Dollars in thousands)
AVERAGE INVESTMENTS             $144,372    $199,695       $161,184   $194,792

LOANS

Total Loans and Mortgage-
  Backed Securities           $3,940,047  $3,431,072     $3,940,047 $3,431,072
Loans Originated/Purchased       $60,972     $61,967       $915,856   $807,215
Loans Sold                        $1,230      $1,115         $6,749   $129,136
Average Rate on Loans
  Originated/Purchased              8.38%       7.16%          7.64%      7.10%

Percentage of Portfolio in
  Adjustable Rate Loans            92.49%      91.90%         92.49%     91.90%
Non-performing Assets
  to Total Assets                   0.22%       0.36%          0.22%      0.36%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,489,000  $1,054,000     $1,489,000 $1,054,000
Reverse  Repurchase
  Agreements                    $298,873    $373,780       $298,873   $373,780


DEPOSITS

Retail Deposits               $1,694,859  $1,537,076     $1,694,859 $1,537,076
Wholesale Deposits              $488,054    $496,076       $488,054   $496,076
                              ----------  ----------     ---------- ----------
                              $2,182,913  $2,033,152     $2,182,913 $2,033,152

Net Increase (Decrease)          $21,183     $22,191       $117,832  $(115,731)


AVERAGE INTEREST RATES

Yield on Loans                      8.23%       7.30%          7.77%      7.37%
Yield on Investments                5.83%       5.66%          6.21%      5.38%
Yield on Earning Assets             8.15%       7.21%          7.71%      7.26%
Cost of Deposits                    4.87%       4.23%          4.65%      4.18%
Cost of Borrowings                  6.55%       5.43%          6.24%      5.30%
Cost of Money                       5.63%       4.72%          5.34%      4.60%
Earnings Spread                     2.52%       2.49%          2.37%      2.66%
Effective Net Spread                2.70%       2.72%          2.54%      2.90%


                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month    As of, for the 11 Months
                                 Ended November 30,        Ended November 30,
                                ----------------------    ---------------------
                                  2000       1999           2000       1999
                                            (Dollars in thousands)

AVERAGE INVESTMENTS             $141,827    $198,177       $159,424   $195,100


LOANS

Total Loans and Mortgage-
  Backed Securities           $3,946,797  $3,467,151     $3,946,797 $3,467,151
Loans Originated/Purchased       $54,510     $71,078       $970,366   $878,293
Loans Sold                        $1,683      $1,966         $8,432   $131,102
Average Rate on Loans
  Originated/Purchased              8.36%       7.05%          7.68%      7.10%
Percentage of Portfolio
  in Adjustable Rate Loans         92.35%      91.86%         92.35%     91.86%
Non-performing Assets
  to Total Assets                   0.21%       0.46%          0.21%      0.46%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,524,000  $1,089,000     $1,524,000 $1,089,000
Reverse  Repurchase
  Agreements                    $294,110    $366,317       $294,110   $366,317


DEPOSITS

Retail Deposits               $1,695,793  $1,530,467     $1,695,793 $1,530,467
Wholesale Deposits              $447,749    $510,704       $447,749   $510,704
                              ----------  ----------     ---------- ----------
                              $2,143,542  $2,041,171     $2,143,542 $2,041,171

Net Increase (Decrease)         $(39,371)     $8,019        $78,461  $(107,712)

AVERAGE INTEREST RATES

Yield on Loans                      8.26%       7.33%          7.82%      7.37%
Yield on Investments                5.79%       5.69%          6.18%      5.41%
Yield on Earning Assets             8.18%       7.24%          7.75%      7.26%
Cost of Deposits                    4.91%       4.29%          4.67%      4.19%
Cost of Borrowings                  6.48%       5.49%          6.26%      5.32%
Cost of Money                       5.62%       4.79%          5.37%      4.62%
Earnings Spread                     2.56%       2.45%          2.38%      2.64%
Effective Net Spread                2.75%       2.69%          2.55%      2.88%

